UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 20, 2015, Intrexon Corporation (the “Company”) issued a press release announcing a proposed public offering of shares of its common stock. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 20, 2015, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its automatic shelf registration statement on Form S-3ASR (the “Preliminary Prospectus Supplement”) pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the aforementioned proposed public offering of shares of the Company’s common stock. The Preliminary Prospectus Supplement contains preliminary financial information of the Company in the section entitled “SUMMARY—Other corporate-related recent developments,” which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 20, 2015

99.2	“SUMMARY—Other corporate-related recent developments” of Intrexon Corporation’s Preliminary Prospectus Supplement dated January 20, 2015 to the Registration Statement on Form S-3ASR (File No. 333-198598)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2015

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Exhibits

99.1	Press Release dated January 20, 2015

99.2	“SUMMARY—Other corporate-related recent developments” of Intrexon Corporation’s Preliminary Prospectus Supplement dated January 20, 2015 to the Registration Statement on Form S-3ASR (File No. 333-198598)

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